SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

May 6, 2011

FRANKLIN ELECTRIC CO., INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

INDIANA	0-362	35-0827455

(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

400 EAST SPRING STREET BLUFFTON, INDIANA	46714

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(260) 824-2900

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

No Change

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On May 4, 2011, the Company filed a current report on Form 8-K releasing certain financial information and attaching the Company’s unaudited cash flow statement for the quarters ended April 2, 2011 and April 3, 2010.   The Company is issuing this current report on Form 8-K/A to make the following changes:

•	The operating cash flow for the quarter ended April 2, 2011 was previously presented as cash used of $20.4 million and is now correctly stated as cash used of $30.9 million.
•	The effect of foreign exchange changes on cash flow was previously presented as a use of cash of $7.5 million and is now correctly stated as a source of cash of $3.0 million.

The cash flow statement attached to this current report on Form 8-K/A is a copy of the Company’s statement of cash flows reflecting the above changes.

Item 9.01  Financial Statements and Exhibits

Exhibit                      Exhibit
Number                      Description

99.1                      Condensed Consolidated Statements of Cash Flows

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.

(Registrant)

Date: May 6. 2011	By /s/ John J. Haines
John J. Haines
Vice President, Chief Financial
Officer and Secretary (Principal
Financial and Accounting Officer)